                                                                     EXHIBIT 4.3


                       MOUNTAIN WEST BANKING CORPORATION

                       INCENTIVE STOCK PURCHASE AGREEMENT

        This Agreement (the "Agreement") is made as of the 4th day of May, 1992, between Mountain West Banking Corporation (the "Company") and Robert C. Barton (the "Employee").

        In consideration of the agreements set forth below, the Company and Employee agree as follows:

                                   ARTICLE I
                                SALE TO EMPLOYEE

        A. Purchase and Sale of Stock. The Company agrees to sell to the Employee, and the Employee agrees to purchase from the Company, 750 shares (the "Shares") of Class A Common Stock of the Company, par value $0.10 per share ("Common Stock"), at the aggregate price of $75.00 ($0.10 per share). Such purchase and sale shall be consummated at the principal office of the Company, within 10 days after the date hereof (or the next business day if such date shall be a Saturday, Sunday or holiday). At the time for consummation, the Company shall deliver the instructions to the Company's stock transfer agent to register the shares in the name of the Employee, and the Employee shall concurrently therewith deliver a check for the full purchase price of the Shares.

                                   ARTICLE II
                             REPURCHASES BY COMPANY

        A. Vesting of Shares. (1) Subject to the remaining provisions of this Paragraph A, the Shares shall constitute "Vested Shares," for purposes of this Article as of four years from the date of this Agreement.

        (2) If the employment of the Employee with the Company and all of its wholly-owned subsidiaries, shall terminate for any reason other than death or permanent disability prior to four years from the date of this Agreement, the Employee, or his Personal Representative, shall sell the shares to the Company for the same consideration paid in Article I(A). A purchase and sale pursuant to this Article shall be consummated at a date mutually satisfactory to the Company and the Employee, provided that if no date is agreed upon, such purchase and sale shall take place on the date 30 days after the date of the Employee's termination of employment.

        (3) The purchase price for the Shares, pursuant to this article, shall be paid in cash by the Company.

        (4) Notwithstanding any other provision of the Agreement to the contrary, all Shares shall become Vested Shares if (a) the Company is a party to a sale of all or substantially all of its assets; (b) the Company is dissolved or liquidated; or (c) a merger of consolidation of the Company in which the Company is not the surviving corporation occurs. The Employee shall receive the same purchase consideration for these Shares as paid to all holders of Class A Common Stock of the Company.

        (5) In the event of the death or permanent disability, as defined by the Compensation Committee of the Board of Directors, of the employee after two years from the date of this agreement, fifty percent of the Shares covered by this Agreement shall be constituted as Vested Shares under this Article. The employee or his Personal Representative shall sell the other fifty percent of the Shares to the Company as provided in Article IIA(2).

                                  ARTICLE III
                                    GENERAL

        A. Personal Representative. When used herein, "Personal Representative" shall mean the person or persons, including any bank or trust company, who shall be the duly appointed qualified and acting executor or executors of the Last Will and Testament of the Employee, or the duly appointed, qualified and acting administrator, administrator with the Will annexed or administrator to collect of the estate of the Employee.

        B. Assignment. The Company may assign in whole or in part to any one or more of its then shareholders its rights under the options referred to in Article II hereof. The Employee may not assign the stock or any of his rights hereunder.

        C. Legend. The certificate representing all of the Shares shall have endorsed across the face or back thereof the following legend:

                The shares of stock represented by this Certificate are subject to the terms and conditions of a certain Agreement dated May 4, 1992, entered into between the Company and the holder of this Certificate, which agreement is on file with the Secretary of the Company.

        D. Successors. The Agreement shall inure to the benefit of the Company, its successors and assigns, and shall be binding upon the Employee, his administrator, executor, personal representative, successors, heirs and assigns.

        E. Modification. No change to or modification of the Agreement shall be valid unless it is in writing and signed by the Company and the Employee.

        F. Severability. The invalidity of any provision of the Agreement shall not in any manner affect the validity of any other provisions hereof and each and every provision of the Agreement shall be enforceable regardless of the invalidity, if any, of any other provision hereof. In the event that it should be finally judicially determined at any time that the Agreement is invalid because of the length of its duration, then, in that event and in that event only, the Agreement shall remain in full force and effect for such period as, in view of all the circumstances, shall be deemed reasonable by the court passing thereon.

        G. Notices. All notices required hereunder shall be in writing and shall be deemed served when delivered personally to the person or entity for whom intended or two days after deposit in the United States mail, certified mail, return receipt requested, addressed to the person or entity for whom intended. The address of the Company shall be its principal place of business, the address of the Employee shall be the last known address of the Employee on the records of the Company, and the address of any other person or entity entitled to notice hereunder shall be the address provided for that person or entity to the Company. The Employee or other person or entity to the Company. The Employee or other person or entity can change his, her, or its address by written notice to the Company.

        H. Controlling Law. The Agreement shall be construed under the laws of the State of Colorado.

        I. Elimination of Fractional Shares. If under any provision of the Agreement which requires a computation of the number of Shares, the number so computed is not a whole number, such number shall be rounded down to the next whole number.

        J. Entire Agreement. The Agreement sets for the entire understanding of the parties and supersedes all prior agreements, arrangements and communications, whether oral or written, pertaining to the Shares.

        IN WITNESS WHEREOF, the Agreement has been executed on and as of the date first written above.

                                           MOUNTAIN WEST BANKING CORPORATION


                                           By: /s/ GARY S. JUDD
                                               ------------------------------
                                               Gary S. Judd, President


                                           EMPLOYEE


                                               /s/ ROBERT C. BARTON
                                               ------------------------------

                       MOUNTAIN WEST BANKING CORPORATION

                       INCENTIVE STOCK PURCHASE AGREEMENT

        This Agreement (the "Agreement") is made as of the 1st day of July, 1992, between Mountain West Banking Corporation (the "Company") and J. Patrick McDuff (the "Employee").

        In consideration of the agreements set forth below, the Company and Employee agree as follows:

                                   ARTICLE I
                                SALE TO EMPLOYEE

        A. Purchase and Sale of Stock. The Company agrees to sell to the Employee, and the Employee agrees to purchase from the Company, 300 shares (the "Shares") of Class A Common Stock of the Company, par value $0.10 per share ("Common Stock"), at the aggregate price of $30.00 ($0.10 per share). Such purchase and sale shall be consummated at the principal office of the Company, within 10 days after the date hereof (or the next business day if such date shall be a Saturday, Sunday or holiday). At the time for consummation, the Company shall deliver the instructions to the Company's stock transfer agent to register the shares in the name of the Employee, and the Employee shall concurrently therewith deliver a check for the full purchase price of the Shares.

                                   ARTICLE II
                             REPURCHASES BY COMPANY

        A. Vesting of Shares. (1) Subject to the remaining provisions of this Paragraph A, the Shares shall constitute "Vested Shares," for purposes of this Article as of four years from the date of this Agreement.

        (2) If the employment of the Employee with the Company and all of its wholly-owned subsidiaries, shall terminate for any reason other than death or permanent disability prior to four years from the date of this Agreement, the Employee, or his Personal Representative, shall sell the shares to the Company for the same consideration paid in Article I(A). A purchase and sale pursuant to this Article shall be consummated at a date mutually satisfactory to the Company and the Employee, provided that if no date is agreed upon, such purchase and sale shall take place on the date 30 days after the date of the Employee's termination of employment.

        (3) The purchase price for the Shares, pursuant to this article, shall be paid in cash by the Company.

        (4) Notwithstanding any other provision of the Agreement to the contrary, all Shares shall become Vested Shares if (a) the Company is a party to a sale of all or substantially all of its assets; (b) the Company is dissolved or liquidated; or (c) a merger of consolidation of the Company in which the Company is not the surviving corporation occurs. The Employee shall receive the same purchase consideration for these Shares as paid to all holders of Class A Common Stock of the Company.

        (5) In the event of the death or permanent disability, as defined by the Compensation Committee of the Board of Directors, of the employee after two years from the date of this agreement, fifty percent of the Shares covered by this Agreement shall be constituted as Vested Shares under this Article. The employee or his Personal Representative shall sell the other fifty percent of the Shares to the Company as provided in Article IIA(2).

                                  ARTICLE III
                                    GENERAL

        A. Personal Representative. When used herein, "Personal Representative" shall mean the person or persons, including any bank or trust company, who shall be the duly appointed qualified and acting executor or executors of the Last Will and Testament of the Employee, or the duly appointed, qualified and acting administrator, administrator with the Will annexed or administrator to collect of the estate of the Employee.

        B. Assignment. The Company may assign in whole or in part to any one or more of its then shareholders its rights under the options referred to in Article II hereof. The Employee may not assign the stock or any of his rights hereunder.

        C. Legend. The certificate representing all of the Shares shall have endorsed across the face or back thereof the following legend:

                The shares of stock represented by this Certificate are subject to the terms and conditions of a certain Agreement dated July 1, 1992, entered into between the Company and the holder of this Certificate, which agreement is on file with the Secretary of the Company.

        D. Successors. The Agreement shall inure to the benefit of the Company, its successors and assigns, and shall be binding upon the Employee, his administrator, executor, personal representative, successors, heirs and assigns.

        E. Modification. No change to or modification of the Agreement shall be valid unless it is in writing and signed by the Company and the Employee.

        F. Severability. The invalidity of any provision of the Agreement shall not in any manner affect the validity of any other provisions hereof and each and every provision of the Agreement shall be enforceable regardless of the invalidity, if any, of any other provision hereof. In the event that it should be finally judicially determined at any time that the Agreement is invalid because of the length of its duration, then, in that event and in that event only, the Agreement shall remain in full force and effect for such period as, in view of all the circumstances, shall be deemed reasonable by the court passing thereon.

        G. Notices. All notices required hereunder shall be in writing and shall be deemed served when delivered personally to the person or entity for whom intended or two days after deposit in the United States mail, certified mail, return receipt requested, addressed to the person or entity for whom intended. The address of the Company shall be its principal place of business, the address of the Employee shall be the last known address of the Employee on the records of the Company, and the address of any other person or entity entitled to notice hereunder shall be the address provided for that person or entity to the Company. The Employee or other person or entity to the Company. The Employee or other person or entity can change his, her, or its address by written notice to the Company.

        H. Controlling Law. The Agreement shall be construed under the laws of the State of Colorado.

        I. Elimination of Fractional Shares. If under any provision of the Agreement which requires a computation of the number of Shares, the number so computed is not a whole number, such number shall be rounded down to the next whole number.

        J. Entire Agreement. The Agreement sets for the entire understanding of the parties and supersedes all prior agreements, arrangements and communications, whether oral or written, pertaining to the Shares.

        IN WITNESS WHEREOF, the Agreement has been executed on and as of the date first written above.

                                           MOUNTAIN WEST BANKING CORPORATION


                                           By: /s/ GARY S. JUDD
                                               ------------------------------
                                               Gary S. Judd, President


                                           EMPLOYEE


                                               /s/ J. PATRICK McDUFF
                                               ------------------------------

                       MOUNTAIN WEST BANKING CORPORATION

                       INCENTIVE STOCK PURCHASE AGREEMENT

        This Agreement (the "Agreement") is made as of the 4th day of May, 1992, between Mountain West Banking Corporation (the "Company") and Michael Y. Meganck (the "Employee").

        In consideration of the agreements set forth below, the Company and Employee agree as follows:

                                   ARTICLE I
                                SALE TO EMPLOYEE

        A. Purchase and Sale of Stock. The Company agrees to sell to the Employee, and the Employee agrees to purchase from the Company, 300 shares (the "Shares") of Class A Common Stock of the Company, par value $0.10 per share ("Common Stock"), at the aggregate price of $30.00 ($0.10 per share). Such purchase and sale shall be consummated at the principal office of the Company, within 10 days after the date hereof (or the next business day if such date shall be a Saturday, Sunday or holiday). At the time for consummation, the Company shall deliver the instructions to the Company's stock transfer agent to register the shares in the name of the Employee, and the Employee shall concurrently therewith deliver a check for the full purchase price of the Shares.

                                   ARTICLE II
                             REPURCHASES BY COMPANY

        A. Vesting of Shares. (1) Subject to the remaining provisions of this Paragraph A, the Shares shall constitute "Vested Shares," for purposes of this Article as of four years from the date of this Agreement.

        (2) If the employment of the Employee with the Company and all of its wholly-owned subsidiaries, shall terminate for any reason other than death or permanent disability prior to four years from the date of this Agreement, the Employee, or his Personal Representative, shall sell the shares to the Company for the same consideration paid in Article I(A). A purchase and sale pursuant to this Article shall be consummated at a date mutually satisfactory to the Company and the Employee, provided that if no date is agreed upon, such purchase and sale shall take place on the date 30 days after the date of the Employee's termination of employment.

        (3) The purchase price for the Shares, pursuant to this article, shall be paid in cash by the Company.

        (4) Notwithstanding any other provision of the Agreement to the contrary, all Shares shall become Vested Shares if (a) the Company is a party to a sale of all or substantially all of its assets; (b) the Company is dissolved or liquidated; or (c) a merger of consolidation of the Company in which the Company is not the surviving corporation occurs. The Employee shall receive the same purchase consideration for these Shares as paid to all holders of Class A Common Stock of the Company.

        (5) In the event of the death or permanent disability, as defined by the Compensation Committee of the Board of Directors, of the employee after two years from the date of this agreement, fifty percent of the Shares covered by this Agreement shall be constituted as Vested Shares under this Article. The employee or his Personal Representative shall sell the other fifty percent of the Shares to the Company as provided in Article IIA(2).

                                  ARTICLE III
                                    GENERAL

        A. Personal Representative. When used herein, "Personal Representative" shall mean the person or persons, including any bank or trust company, who shall be the duly appointed qualified and acting executor or executors of the Last Will and Testament of the Employee, or the duly appointed, qualified and acting administrator, administrator with the Will annexed or administrator to collect of the estate of the Employee.

        B. Assignment. The Company may assign in whole or in part to any one or more of its then shareholders its rights under the options referred to in Article II hereof. The Employee may not assign the stock or any of his rights hereunder.

        C. Legend. The certificate representing all of the Shares shall have endorsed across the face or back thereof the following legend:

                The shares of stock represented by this Certificate are subject to the terms and conditions of a certain Agreement dated May 4, 1992, entered into between the Company and the holder of this Certificate, which agreement is on file with the Secretary of the Company.

        D. Successors. The Agreement shall inure to the benefit of the Company, its successors and assigns, and shall be binding upon the Employee, his administrator, executor, personal representative, successors, heirs and assigns.

        E. Modification. No change to or modification of the Agreement shall be valid unless it is in writing and signed by the Company and the Employee.

        F. Severability. The invalidity of any provision of the Agreement shall not in any manner affect the validity of any other provisions hereof and each and every provision of the Agreement shall be enforceable regardless of the invalidity, if any, of any other provision hereof. In the event that it should be finally judicially determined at any time that the Agreement is invalid because of the length of its duration, then, in that event and in that event only, the Agreement shall remain in full force and effect for such period as, in view of all the circumstances, shall be deemed reasonable by the court passing thereon.

        G. Notices. All notices required hereunder shall be in writing and shall be deemed served when delivered personally to the person or entity for whom intended or two days after deposit in the United States mail, certified mail, return receipt requested, addressed to the person or entity for whom intended. The address of the Company shall be its principal place of business, the address of the Employee shall be the last known address of the Employee on the records of the Company, and the address of any other person or entity entitled to notice hereunder shall be the address provided for that person or entity to the Company. The Employee or other person or entity to the Company. The Employee or other person or entity can change his, her, or its address by written notice to the Company.

        H. Controlling Law. The Agreement shall be construed under the laws of the State of Colorado.

        I. Elimination of Fractional Shares. If under any provision of the Agreement which requires a computation of the number of Shares, the number so computed is not a whole number, such number shall be rounded down to the next whole number.

        J. Entire Agreement. The Agreement sets for the entire understanding of the parties and supersedes all prior agreements, arrangements and communications, whether oral or written, pertaining to the Shares.

        IN WITNESS WHEREOF, the Agreement has been executed on and as of the date first written above.

                                           MOUNTAIN WEST BANKING CORPORATION


                                           By: /s/ GARY S. JUDD
                                               ------------------------------
                                               Gary S. Judd, President


                                           EMPLOYEE


                                               /s/ MICHAEL Y. MEGANCK
                                               ------------------------------

                       MOUNTAIN WEST BANKING CORPORATION

                       INCENTIVE STOCK PURCHASE AGREEMENT

        This Agreement (the "Agreement") is made as of the 4th day of May, 1992, between Mountain West Banking Corporation (the "Company") and Ray L. Nash (the "Employee").

        In consideration of the agreements set forth below, the Company and Employee agree as follows:

                                   ARTICLE I
                                SALE TO EMPLOYEE

        A. Purchase and Sale of Stock. The Company agrees to sell to the Employee, and the Employee agrees to purchase from the Company, 600 shares (the "Shares") of Class A Common Stock of the Company, par value $0.10 per share ("Common Stock"), at the aggregate price of $60.00 ($0.10 per share). Such purchase and sale shall be consummated at the principal office of the Company, within 10 days after the date hereof (or the next business day if such date shall be a Saturday, Sunday or holiday). At the time for consummation, the Company shall deliver the instructions to the Company's stock transfer agent to register the shares in the name of the Employee, and the Employee shall concurrently therewith deliver a check for the full purchase price of the Shares.

                                   ARTICLE II
                             REPURCHASES BY COMPANY

        A. Vesting of Shares. (1) Subject to the remaining provisions of this Paragraph A, the Shares shall constitute "Vested Shares," for purposes of this Article as of four years from the date of this Agreement.

        (2) If the employment of the Employee with the Company and all of its wholly-owned subsidiaries, shall terminate for any reason other than death or permanent disability prior to four years from the date of this Agreement, the Employee, or his Personal Representative, shall sell the shares to the Company for the same consideration paid in Article I(A). A purchase and sale pursuant to this Article shall be consummated at a date mutually satisfactory to the Company and the Employee, provided that if no date is agreed upon, such purchase and sale shall take place on the date 30 days after the date of the Employee's termination of employment.

        (3) The purchase price for the Shares, pursuant to this article, shall be paid in cash by the Company.

        (4) Notwithstanding any other provision of the Agreement to the contrary, all Shares shall become Vested Shares if (a) the Company is a party to a sale of all or substantially all of its assets; (b) the Company is dissolved or liquidated; or (c) a merger of consolidation of the Company in which the Company is not the surviving corporation occurs. The Employee shall receive the same purchase consideration for these Shares as paid to all holders of Class A Common Stock of the Company.

        (5) In the event of the death or permanent disability, as defined by the Compensation Committee of the Board of Directors, of the employee after two years from the date of this agreement, fifty percent of the Shares covered by this Agreement shall be constituted as Vested Shares under this Article. The employee or his Personal Representative shall sell the other fifty percent of the Shares to the Company as provided in Article IIA(2).

                                  ARTICLE III
                                    GENERAL

        A. Personal Representative. When used herein, "Personal Representative" shall mean the person or persons, including any bank or trust company, who shall be the duly appointed qualified and acting executor or executors of the Last Will and Testament of the Employee, or the duly appointed, qualified and acting administrator, administrator with the Will annexed or administrator to collect of the estate of the Employee.

        B. Assignment. The Company may assign in whole or in part to any one or more of its then shareholders its rights under the options referred to in Article II hereof. The Employee may not assign the stock or any of his rights hereunder.

        C. Legend. The certificate representing all of the Shares shall have endorsed across the face or back thereof the following legend:

                The shares of stock represented by this Certificate are subject to the terms and conditions of a certain Agreement dated May 4, 1992, entered into between the Company and the holder of this Certificate, which agreement is on file with the Secretary of the Company.

        D. Successors. The Agreement shall inure to the benefit of the Company, its successors and assigns, and shall be binding upon the Employee, his administrator, executor, personal representative, successors, heirs and assigns.

        E. Modification. No change to or modification of the Agreement shall be valid unless it is in writing and signed by the Company and the Employee.

        F. Severability. The invalidity of any provision of the Agreement shall not in any manner affect the validity of any other provisions hereof and each and every provision of the Agreement shall be enforceable regardless of the invalidity, if any, of any other provision hereof. In the event that it should be finally judicially determined at any time that the Agreement is invalid because of the length of its duration, then, in that event and in that event only, the Agreement shall remain in full force and effect for such period as, in view of all the circumstances, shall be deemed reasonable by the court passing thereon.

        G. Notices. All notices required hereunder shall be in writing and shall be deemed served when delivered personally to the person or entity for whom intended or two days after deposit in the United States mail, certified mail, return receipt requested, addressed to the person or entity for whom intended. The address of the Company shall be its principal place of business, the address of the Employee shall be the last known address of the Employee on the records of the Company, and the address of any other person or entity entitled to notice hereunder shall be the address provided for that person or entity to the Company. The Employee or other person or entity to the Company. The Employee or other person or entity can change his, her, or its address by written notice to the Company.

        H. Controlling Law. The Agreement shall be construed under the laws of the State of Colorado.

        I. Elimination of Fractional Shares. If under any provision of the Agreement which requires a computation of the number of Shares, the number so computed is not a whole number, such number shall be rounded down to the next whole number.

        J. Entire Agreement. The Agreement sets for the entire understanding of the parties and supersedes all prior agreements, arrangements and communications, whether oral or written, pertaining to the Shares.

        IN WITNESS WHEREOF, the Agreement has been executed on and as of the date first written above.

                                           MOUNTAIN WEST BANKING CORPORATION


                                           By: /s/ GARY S. JUDD
                                               ------------------------------
                                               Gary S. Judd, President


                                           EMPLOYEE


                                               /s/ RAY L. NASH
                                               ------------------------------

                       MOUNTAIN WEST BANKING CORPORATION

                       INCENTIVE STOCK PURCHASE AGREEMENT

        This Agreement (the "Agreement") is made as of the 4th day of May, 1992, between Mountain West Banking Corporation (the "Company") and Joseph J. Wolf (the "Employee").

        In consideration of the agreements set forth below, the Company and Employee agree as follows:

                                   ARTICLE I
                                SALE TO EMPLOYEE

        A. Purchase and Sale of Stock. The Company agrees to sell to the Employee, and the Employee agrees to purchase from the Company, 150 shares (the "Shares") of Class A Common Stock of the Company, par value $0.10 per share ("Common Stock"), at the aggregate price of $15.00 ($0.10 per share). Such purchase and sale shall be consummated at the principal office of the Company, within 10 days after the date hereof (or the next business day if such date shall be a Saturday, Sunday or holiday). At the time for consummation, the Company shall deliver the instructions to the Company's stock transfer agent to register the shares in the name of the Employee, and the Employee shall concurrently therewith deliver a check for the full purchase price of the Shares.

                                   ARTICLE II
                             REPURCHASES BY COMPANY

        A. Vesting of Shares. (1) Subject to the remaining provisions of this Paragraph A, the Shares shall constitute "Vested Shares," for purposes of this Article as of four years from the date of this Agreement.

        (2) If the employment of the Employee with the Company and all of its wholly-owned subsidiaries, shall terminate for any reason other than death or permanent disability prior to four years from the date of this Agreement, the Employee, or his Personal Representative, shall sell the shares to the Company for the same consideration paid in Article I(A). A purchase and sale pursuant to this Article shall be consummated at a date mutually satisfactory to the Company and the Employee, provided that if no date is agreed upon, such purchase and sale shall take place on the date 30 days after the date of the Employee's termination of employment.

        (3) The purchase price for the Shares, pursuant to this article, shall be paid in cash by the Company.

        (4) Notwithstanding any other provision of the Agreement to the contrary, all Shares shall become Vested Shares if (a) the Company is a party to a sale of all or substantially all of its assets; (b) the Company is dissolved or liquidated; or (c) a merger of consolidation of the Company in which the Company is not the surviving corporation occurs. The Employee shall receive the same purchase consideration for these Shares as paid to all holders of Class A Common Stock of the Company.

        (5) In the event of the death or permanent disability, as defined by the Compensation Committee of the Board of Directors, of the employee after two years from the date of this agreement, fifty percent of the Shares covered by this Agreement shall be constituted as Vested Shares under this Article. The employee or his Personal Representative shall sell the other fifty percent of the Shares to the Company as provided in Article IIA(2).

                                  ARTICLE III
                                    GENERAL

        A. Personal Representative. When used herein, "Personal Representative" shall mean the person or persons, including any bank or trust company, who shall be the duly appointed qualified and acting executor or executors of the Last Will and Testament of the Employee, or the duly appointed, qualified and acting administrator, administrator with the Will annexed or administrator to collect of the estate of the Employee.

        B. Assignment. The Company may assign in whole or in part to any one or more of its then shareholders its rights under the options referred to in Article II hereof. The Employee may not assign the stock or any of his rights hereunder.

        C. Legend. The certificate representing all of the Shares shall have endorsed across the face or back thereof the following legend:

                The shares of stock represented by this Certificate are subject to the terms and conditions of a certain Agreement dated May 4, 1992, entered into between the Company and the holder of this Certificate, which agreement is on file with the Secretary of the Company.

        D. Successors. The Agreement shall inure to the benefit of the Company, its successors and assigns, and shall be binding upon the Employee, his administrator, executor, personal representative, successors, heirs and assigns.

        E. Modification. No change to or modification of the Agreement shall be valid unless it is in writing and signed by the Company and the Employee.

        F. Severability. The invalidity of any provision of the Agreement shall not in any manner affect the validity of any other provisions hereof and each and every provision of the Agreement shall be enforceable regardless of the invalidity, if any, of any other provision hereof. In the event that it should be finally judicially determined at any time that the Agreement is invalid because of the length of its duration, then, in that event and in that event only, the Agreement shall remain in full force and effect for such period as, in view of all the circumstances, shall be deemed reasonable by the court passing thereon.

        G. Notices. All notices required hereunder shall be in writing and shall be deemed served when delivered personally to the person or entity for whom intended or two days after deposit in the United States mail, certified mail, return receipt requested, addressed to the person or entity for whom intended. The address of the Company shall be its principal place of business, the address of the Employee shall be the last known address of the Employee on the records of the Company, and the address of any other person or entity entitled to notice hereunder shall be the address provided for that person or entity to the Company. The Employee or other person or entity to the Company. The Employee or other person or entity can change his, her, or its address by written notice to the Company.

        H. Controlling Law. The Agreement shall be construed under the laws of the State of Colorado.

        I. Elimination of Fractional Shares. If under any provision of the Agreement which requires a computation of the number of Shares, the number so computed is not a whole number, such number shall be rounded down to the next whole number.

        J. Entire Agreement. The Agreement sets for the entire understanding of the parties and supersedes all prior agreements, arrangements and communications, whether oral or written, pertaining to the Shares.

        IN WITNESS WHEREOF, the Agreement has been executed on and as of the date first written above.

                                           MOUNTAIN WEST BANKING CORPORATION


                                           By: /s/ GARY S. JUDD
                                               ------------------------------
                                               Gary S. Judd, President


                                           EMPLOYEE


                                               /s/ JOSEPH J. WOLF
                                               ------------------------------

                           VECTRA BANKING CORPORATION

                       INCENTIVE STOCK PURCHASE AGREEMENT

        This Agreement (the "Agreement") is made as of the 15th day of May, 1994, between Vectra Banking Corporation (the "Company") and June Kilburn (the "Employee").

        In consideration of the agreements set forth below, the Company and Employee agree as follows:

                                   ARTICLE I
                                SALE TO EMPLOYEE

        A. Purchase and Sale of Stock. The Company agrees to sell to the Employee, and the Employee agrees to purchase from the Company, 250 shares (the "Shares") of Class A Common Stock of the Company, par value $0.01 per share ("Common Stock"), at the aggregate price of $2.50 ($0.01 per share). Such purchase and sale shall be consummated at the principal office of the Company, within 10 days after the date hereof (or the next business day if such date shall be a Saturday, Sunday or holiday). At the time for consummation, the Company shall deliver the instructions to the Company's stock transfer agent to register the shares in the name of the Employee, and the Employee shall concurrently therewith deliver a check for the full purchase price of the Shares.

                                   ARTICLE II
                             REPURCHASES BY COMPANY

        A. Vesting of Shares. (1) Subject to the remaining provisions of this Paragraph A, the Shares shall constitute "Vested Shares," for purposes of this Article as of four years from the plan issuance date of May 4, 1992.

        (2) If the employment of the Employee with the Company and all of its wholly-owned subsidiaries, shall terminate for any reason other than death or permanent disability prior to four years from the date of this Agreement, the Employee, or his Personal Representative, shall sell the shares to the Company for the same consideration paid in Article I(A). A purchase and sale pursuant to this Article shall be consummated at a date mutually satisfactory to the Company and the Employee, provided that if no date is agreed upon, such purchase and sale shall take place on the date 30 days after the date of the Employee's termination of employment.

        (3) The purchase price for the Shares, pursuant to this article, shall be paid in cash by the Company.

        (4) Notwithstanding any other provision of the Agreement to the contrary, all Shares shall become Vested Shares if (a) the Company is a party to a sale of all or substantially all of its assets; (b) the Company is dissolved or liquidated; or (c) a merger of consolidation of the Company in which the Company is not the surviving corporation occurs. The Employee shall receive the same purchase consideration for these Shares as paid to all holders of Class A Common Stock of the Company.

        (5) In the event of the death or permanent disability, as defined by the Compensation Committee of the Board of Directors, of the employee after two years from the date of this agreement, fifty percent of the Shares covered by this Agreement shall be constituted as Vested Shares under this Article. The employee or his Personal Representative shall sell the other fifty percent of the Shares to the Company as provided in Article IIA(2).

                                  ARTICLE III
                                    GENERAL

        A. Personal Representative. When used herein, "Personal Representative" shall mean the person or persons, including any bank or trust company, who shall be the duly appointed qualified and acting executor or executors of the Last Will and Testament of the Employee, or the duly appointed, qualified and acting administrator, administrator with the Will annexed or administrator to collect of the estate of the Employee.

        B. Assignment. The Company may assign in whole or in part to any one or more of its then shareholders its rights under the options referred to in Article II hereof. The Employee may not assign the stock or any of his rights hereunder.

        C. Legend. The certificate representing all of the Shares shall have endorsed across the face or back thereof the following legend:

                The shares of stock represented by this Certificate are subject to the terms and conditions of a certain Agreement dated
                May 15, 1994, entered into between the Company and the holder of this Certificate, which agreement is on file with the Secretary of the Company.

        D. Successors. The Agreement shall inure to the benefit of the Company, its successors and assigns, and shall be binding upon the Employee, his administrator, executor, personal representative, successors, heirs and assigns.

        E. Modification. No change to or modification of the Agreement shall be valid unless it is in writing and signed by the Company and the Employee.

        F. Severability. The invalidity of any provision of the Agreement shall not in any manner affect the validity of any other provisions hereof and each and every provision of the Agreement shall be enforceable regardless of the invalidity, if any, of any other provision hereof. In the event that it should be finally judicially determined at any time that the Agreement is invalid because of the length of its duration, then, in that event and in that event only, the Agreement shall remain in full force and effect for such period as, in view of all the circumstances, shall be deemed reasonable by the court passing thereon.

        G. Notices. All notices required hereunder shall be in writing and shall be deemed served when delivered personally to the person or entity for whom intended or two days after deposit in the United States mail, certified mail, return receipt requested, addressed to the person or entity for whom intended. The address of the Company shall be its principal place of business, the address of the Employee shall be the last known address of the Employee on the records of the Company, and the address of any other person or entity entitled to notice hereunder shall be the address provided for that person or entity to the Company. The Employee or other person or entity to the Company. The Employee or other person or entity can change his, her, or its address by written notice to the Company.

        H. Controlling Law. The Agreement shall be construed under the laws of the State of Colorado.

        I. Elimination of Fractional Shares. If under any provision of the Agreement which requires a computation of the number of Shares, the number so computed is not a whole number, such number shall be rounded down to the next whole number.

        J. Entire Agreement. The Agreement sets for the entire understanding of the parties and supersedes all prior agreements, arrangements and communications, whether oral or written, pertaining to the Shares.

        IN WITNESS WHEREOF, the Agreement has been executed on and as of the date first written above.

                                           VECTRA BANKING CORPORATION


                                           By: /s/ GARY S. JUDD
                                               ------------------------------
                                               Gary S. Judd, President


                                           EMPLOYEE


                                               /s/ JUNE KILBURN
                                               ------------------------------

                           VECTRA BANKING CORPORATION

                       INCENTIVE STOCK PURCHASE AGREEMENT

        This Agreement (the "Agreement") is made as of the 15th day of May, 1994, between Vectra Banking Corporation (the "Company") and J. Patrick McDuff (the "Employee").

        In consideration of the agreements set forth below, the Company and Employee agree as follows:

                                   ARTICLE I
                                SALE TO EMPLOYEE

        A. Purchase and Sale of Stock. The Company agrees to sell to the Employee, and the Employee agrees to purchase from the Company, 500 shares (the "Shares") of Class A Common Stock of the Company, par value $0.01 per share ("Common Stock"), at the aggregate price of $5.00 ($0.01 per share). Such purchase and sale shall be consummated at the principal office of the Company, within 10 days after the date hereof (or the next business day if such date shall be a Saturday, Sunday or holiday). At the time for consummation, the Company shall deliver the instructions to the Company's stock transfer agent to register the shares in the name of the Employee, and the Employee shall concurrently therewith deliver a check for the full purchase price of the Shares.

                                   ARTICLE II
                             REPURCHASES BY COMPANY

        A. Vesting of Shares. (1) Subject to the remaining provisions of this Paragraph A, the Shares shall constitute "Vested Shares," for purposes of this Article as of four years from the plan issuance date of May 4, 1992.

        (2) If the employment of the Employee with the Company and all of its wholly-owned subsidiaries, shall terminate for any reason other than death or permanent disability prior to four years from the date of this Agreement, the Employee, or his Personal Representative, shall sell the shares to the Company for the same consideration paid in Article I(A). A purchase and sale pursuant to this Article shall be consummated at a date mutually satisfactory to the Company and the Employee, provided that if no date is agreed upon, such purchase and sale shall take place on the date 30 days after the date of the Employee's termination of employment.

        (3) The purchase price for the Shares, pursuant to this article, shall be paid in cash by the Company.

        (4) Notwithstanding any other provision of the Agreement to the contrary, all Shares shall become Vested Shares if (a) the Company is a party to a sale of all or substantially all of its assets; (b) the Company is dissolved or liquidated; or (c) a merger of consolidation of the Company in which the Company is not the surviving corporation occurs. The Employee shall receive the same purchase consideration for these Shares as paid to all holders of Class A Common Stock of the Company.

        (5) In the event of the death or permanent disability, as defined by the Compensation Committee of the Board of Directors, of the employee after two years from the date of this agreement, fifty percent of the Shares covered by this Agreement shall be constituted as Vested Shares under this Article. The employee or his Personal Representative shall sell the other fifty percent of the Shares to the Company as provided in Article IIA(2).

                                  ARTICLE III
                                    GENERAL

        A. Personal Representative. When used herein, "Personal Representative" shall mean the person or persons, including any bank or trust company, who shall be the duly appointed qualified and acting executor or executors of the Last Will and Testament of the Employee, or the duly appointed, qualified and acting administrator, administrator with the Will annexed or administrator to collect of the estate of the Employee.

        B. Assignment. The Company may assign in whole or in part to any one or more of its then shareholders its rights under the options referred to in Article II hereof. The Employee may not assign the stock or any of his rights hereunder.

        C. Legend. The certificate representing all of the Shares shall have endorsed across the face or back thereof the following legend:

                The shares of stock represented by this Certificate are subject to the terms and conditions of a certain Agreement dated
                May 15, 1994, entered into between the Company and the holder of this Certificate, which agreement is on file with the Secretary of the Company.

        D. Successors. The Agreement shall inure to the benefit of the Company, its successors and assigns, and shall be binding upon the Employee, his administrator, executor, personal representative, successors, heirs and assigns.

        E. Modification. No change to or modification of the Agreement shall be valid unless it is in writing and signed by the Company and the Employee.

        F. Severability. The invalidity of any provision of the Agreement shall not in any manner affect the validity of any other provisions hereof and each and every provision of the Agreement shall be enforceable regardless of the invalidity, if any, of any other provision hereof. In the event that it should be finally judicially determined at any time that the Agreement is invalid because of the length of its duration, then, in that event and in that event only, the Agreement shall remain in full force and effect for such period as, in view of all the circumstances, shall be deemed reasonable by the court passing thereon.

        G. Notices. All notices required hereunder shall be in writing and shall be deemed served when delivered personally to the person or entity for whom intended or two days after deposit in the United States mail, certified mail, return receipt requested, addressed to the person or entity for whom intended. The address of the Company shall be its principal place of business, the address of the Employee shall be the last known address of the Employee on the records of the Company, and the address of any other person or entity entitled to notice hereunder shall be the address provided for that person or entity to the Company. The Employee or other person or entity to the Company. The Employee or other person or entity can change his, her, or its address by written notice to the Company.

        H. Controlling Law. The Agreement shall be construed under the laws of the State of Colorado.

        I. Elimination of Fractional Shares. If under any provision of the Agreement which requires a computation of the number of Shares, the number so computed is not a whole number, such number shall be rounded down to the next whole number.

        J. Entire Agreement. The Agreement sets for the entire understanding of the parties and supersedes all prior agreements, arrangements and communications, whether oral or written, pertaining to the Shares.

        IN WITNESS WHEREOF, the Agreement has been executed on and as of the date first written above.

                                           VECTRA BANKING CORPORATION


                                           By: /s/ GARY S. JUDD
                                               ------------------------------
                                               Gary S. Judd, President


                                           EMPLOYEE


                                               /s/ J. PATRICK MCDUFF
                                               ------------------------------

                           VECTRA BANKING CORPORATION

                       INCENTIVE STOCK PURCHASE AGREEMENT

        This Agreement (the "Agreement") is made as of the 15th day of May, 1994, between Vectra Banking Corporation (the "Company") and Michael Y. Meganck (the "Employee").

        In consideration of the agreements set forth below, the Company and Employee agree as follows:

                                   ARTICLE I
                                SALE TO EMPLOYEE

        A. Purchase and Sale of Stock. The Company agrees to sell to the Employee, and the Employee agrees to purchase from the Company, 1,000 shares (the "Shares") of Class A Common Stock of the Company, par value $0.01 per share ("Common Stock"), at the aggregate price of $10.00 ($0.01 per share). Such purchase and sale shall be consummated at the principal office of the Company, within 10 days after the date hereof (or the next business day if such date shall be a Saturday, Sunday or holiday). At the time for consummation, the Company shall deliver the instructions to the Company's stock transfer agent to register the shares in the name of the Employee, and the Employee shall concurrently therewith deliver a check for the full purchase price of the Shares.

                                   ARTICLE II
                             REPURCHASES BY COMPANY

        A. Vesting of Shares. (1) Subject to the remaining provisions of this Paragraph A, the Shares shall constitute "Vested Shares," for purposes of this Article as of four years from the plan issuance date of May 4, 1992.

        (2) If the employment of the Employee with the Company and all of its wholly-owned subsidiaries, shall terminate for any reason other than death or permanent disability prior to four years from the date of this Agreement, the Employee, or his Personal Representative, shall sell the shares to the Company for the same consideration paid in Article I(A). A purchase and sale pursuant to this Article shall be consummated at a date mutually satisfactory to the Company and the Employee, provided that if no date is agreed upon, such purchase and sale shall take place on the date 30 days after the date of the Employee's termination of employment.

        (3) The purchase price for the Shares, pursuant to this article, shall be paid in cash by the Company.

        (4) Notwithstanding any other provision of the Agreement to the contrary, all Shares shall become Vested Shares if (a) the Company is a party to a sale of all or substantially all of its assets; (b) the Company is dissolved or liquidated; or (c) a merger of consolidation of the Company in which the Company is not the surviving corporation occurs. The Employee shall receive the same purchase consideration for these Shares as paid to all holders of Class A Common Stock of the Company.

        (5) In the event of the death or permanent disability, as defined by the Compensation Committee of the Board of Directors, of the employee after two years from the date of this agreement, fifty percent of the Shares covered by this Agreement shall be constituted as Vested Shares under this Article. The employee or his Personal Representative shall sell the other fifty percent of the Shares to the Company as provided in Article IIA(2).

                                  ARTICLE III
                                    GENERAL

        A. Personal Representative. When used herein, "Personal Representative" shall mean the person or persons, including any bank or trust company, who shall be the duly appointed qualified and acting executor or executors of the Last Will and Testament of the Employee, or the duly appointed, qualified and acting administrator, administrator with the Will annexed or administrator to collect of the estate of the Employee.

        B. Assignment. The Company may assign in whole or in part to any one or more of its then shareholders its rights under the options referred to in Article II hereof. The Employee may not assign the stock or any of his rights hereunder.

        C. Legend. The certificate representing all of the Shares shall have endorsed across the face or back thereof the following legend:

                The shares of stock represented by this Certificate are subject to the terms and conditions of a certain Agreement dated
                May 15, 1994, entered into between the Company and the holder of this Certificate, which agreement is on file with the Secretary of the Company.

        D. Successors. The Agreement shall inure to the benefit of the Company, its successors and assigns, and shall be binding upon the Employee, his administrator, executor, personal representative, successors, heirs and assigns.

        E. Modification. No change to or modification of the Agreement shall be valid unless it is in writing and signed by the Company and the Employee.

        F. Severability. The invalidity of any provision of the Agreement shall not in any manner affect the validity of any other provisions hereof and each and every provision of the Agreement shall be enforceable regardless of the invalidity, if any, of any other provision hereof. In the event that it should be finally judicially determined at any time that the Agreement is invalid because of the length of its duration, then, in that event and in that event only, the Agreement shall remain in full force and effect for such period as, in view of all the circumstances, shall be deemed reasonable by the court passing thereon.

        G. Notices. All notices required hereunder shall be in writing and shall be deemed served when delivered personally to the person or entity for whom intended or two days after deposit in the United States mail, certified mail, return receipt requested, addressed to the person or entity for whom intended. The address of the Company shall be its principal place of business, the address of the Employee shall be the last known address of the Employee on the records of the Company, and the address of any other person or entity entitled to notice hereunder shall be the address provided for that person or entity to the Company. The Employee or other person or entity to the Company. The Employee or other person or entity can change his, her, or its address by written notice to the Company.

        H. Controlling Law. The Agreement shall be construed under the laws of the State of Colorado.

        I. Elimination of Fractional Shares. If under any provision of the Agreement which requires a computation of the number of Shares, the number so computed is not a whole number, such number shall be rounded down to the next whole number.

        J. Entire Agreement. The Agreement sets for the entire understanding of the parties and supersedes all prior agreements, arrangements and communications, whether oral or written, pertaining to the Shares.

        IN WITNESS WHEREOF, the Agreement has been executed on and as of the date first written above.

                                           VECTRA BANKING CORPORATION


                                           By: /s/ GARY S. JUDD
                                               ------------------------------
                                               Gary S. Judd, President


                                           EMPLOYEE


                                               /s/ MICHAEL Y. MEGANCK
                                               ------------------------------

                           VECTRA BANKING CORPORATION

                       INCENTIVE STOCK PURCHASE AGREEMENT

        This Agreement (the "Agreement") is made as of the 15th day of May, 1994, between Vectra Banking Corporation (the "Company") and Ray L. Nash (the "Employee").

        In consideration of the agreements set forth below, the Company and Employee agree as follows:

                                   ARTICLE I
                                SALE TO EMPLOYEE

        A. Purchase and Sale of Stock. The Company agrees to sell to the Employee, and the Employee agrees to purchase from the Company, 2,000 shares (the "Shares") of Class A Common Stock of the Company, par value $0.01 per share ("Common Stock"), at the aggregate price of $20.00 ($0.01 per share). Such purchase and sale shall be consummated at the principal office of the Company, within 10 days after the date hereof (or the next business day if such date shall be a Saturday, Sunday or holiday). At the time for consummation, the Company shall deliver the instructions to the Company's stock transfer agent to register the shares in the name of the Employee, and the Employee shall concurrently therewith deliver a check for the full purchase price of the Shares.

                                   ARTICLE II
                             REPURCHASES BY COMPANY

        A. Vesting of Shares. (1) Subject to the remaining provisions of this Paragraph A, the Shares shall constitute "Vested Shares," for purposes of this Article as of four years from the plan issuance date of May 4, 1992.

        (2) If the employment of the Employee with the Company and all of its wholly-owned subsidiaries, shall terminate for any reason other than death or permanent disability prior to four years from the date of this Agreement, the Employee, or his Personal Representative, shall sell the shares to the Company for the same consideration paid in Article I(A). A purchase and sale pursuant to this Article shall be consummated at a date mutually satisfactory to the Company and the Employee, provided that if no date is agreed upon, such purchase and sale shall take place on the date 30 days after the date of the Employee's termination of employment.

        (3) The purchase price for the Shares, pursuant to this article, shall be paid in cash by the Company.

        (4) Notwithstanding any other provision of the Agreement to the contrary, all Shares shall become Vested Shares if (a) the Company is a party to a sale of all or substantially all of its assets; (b) the Company is dissolved or liquidated; or (c) a merger of consolidation of the Company in which the Company is not the surviving corporation occurs. The Employee shall receive the same purchase consideration for these Shares as paid to all holders of Class A Common Stock of the Company.

        (5) In the event of the death or permanent disability, as defined by the Compensation Committee of the Board of Directors, of the employee after two years from the date of this agreement, fifty percent of the Shares covered by this Agreement shall be constituted as Vested Shares under this Article. The employee or his Personal Representative shall sell the other fifty percent of the Shares to the Company as provided in Article IIA(2).

                                  ARTICLE III
                                    GENERAL

        A. Personal Representative. When used herein, "Personal Representative" shall mean the person or persons, including any bank or trust company, who shall be the duly appointed qualified and acting executor or executors of the Last Will and Testament of the Employee, or the duly appointed, qualified and acting administrator, administrator with the Will annexed or administrator to collect of the estate of the Employee.

        B. Assignment. The Company may assign in whole or in part to any one or more of its then shareholders its rights under the options referred to in Article II hereof. The Employee may not assign the stock or any of his rights hereunder.

        C. Legend. The certificate representing all of the Shares shall have endorsed across the face or back thereof the following legend:

                The shares of stock represented by this Certificate are subject to the terms and conditions of a certain Agreement dated May 15, 1994, entered into between the Company and the holder of this Certificate, which agreement is on file with the Secretary of the Company.

        D. Successors. The Agreement shall inure to the benefit of the Company, its successors and assigns, and shall be binding upon the Employee, his administrator, executor, personal representative, successors, heirs and assigns.

        E. Modification. No change to or modification of the Agreement shall be valid unless it is in writing and signed by the Company and the Employee.

        F. Severability. The invalidity of any provision of the Agreement shall not in any manner affect the validity of any other provisions hereof and each and every provision of the Agreement shall be enforceable regardless of the invalidity, if any, of any other provision hereof. In the event that it should be finally judicially determined at any time that the Agreement is invalid because of the length of its duration, then, in that event and in that event only, the Agreement shall remain in full force and effect for such period as, in view of all the circumstances, shall be deemed reasonable by the court passing thereon.

        G. Notices. All notices required hereunder shall be in writing and shall be deemed served when delivered personally to the person or entity for whom intended or two days after deposit in the United States mail, certified mail, return receipt requested, addressed to the person or entity for whom intended. The address of the Company shall be its principal place of business, the address of the Employee shall be the last known address of the Employee on the records of the Company, and the address of any other person or entity entitled to notice hereunder shall be the address provided for that person or entity to the Company. The Employee or other person or entity to the Company. The Employee or other person or entity can change his, her, or its address by written notice to the Company.

        H. Controlling Law. The Agreement shall be construed under the laws of the State of Colorado.

        I. Elimination of Fractional Shares. If under any provision of the Agreement which requires a computation of the number of Shares, the number so computed is not a whole number, such number shall be rounded down to the next whole number.

        J. Entire Agreement. The Agreement sets for the entire understanding of the parties and supersedes all prior agreements, arrangements and communications, whether oral or written, pertaining to the Shares.

        IN WITNESS WHEREOF, the Agreement has been executed on and as of the date first written above.

                                           VECTRA BANKING CORPORATION


                                           By: /s/ GARY S. JUDD
                                               ------------------------------
                                               Gary S. Judd, President


                                           EMPLOYEE


                                               /s/ RAY L. NASH
                                               ------------------------------

                           VECTRA BANKING CORPORATION

                       INCENTIVE STOCK PURCHASE AGREEMENT

        This Agreement (the "Agreement") is made as of the 15th day of May, 1994, between Vectra Banking Corporation (the "Company") and Debra J. Tynan (the "Employee").

        In consideration of the agreements set forth below, the Company and Employee agree as follows:

                                   ARTICLE I
                                SALE TO EMPLOYEE

        A. Purchase and Sale of Stock. The Company agrees to sell to the Employee, and the Employee agrees to purchase from the Company, 250 shares (the "Shares") of Class A Common Stock of the Company, par value $0.01 per share ("Common Stock"), at the aggregate price of $2.50 ($0.01 per share). Such purchase and sale shall be consummated at the principal office of the Company, within 10 days after the date hereof (or the next business day if such date shall be a Saturday, Sunday or holiday). At the time for consummation, the Company shall deliver the instructions to the Company's stock transfer agent to register the shares in the name of the Employee, and the Employee shall concurrently therewith deliver a check for the full purchase price of the Shares.

                                   ARTICLE II
                             REPURCHASES BY COMPANY

        A. Vesting of Shares. (1) Subject to the remaining provisions of this Paragraph A, the Shares shall constitute "Vested Shares," for purposes of this Article as of four years from the plan issuance date of May 4, 1992.

        (2) If the employment of the Employee with the Company and all of its wholly-owned subsidiaries, shall terminate for any reason other than death or permanent disability prior to four years from the date of this Agreement, the Employee, or his Personal Representative, shall sell the shares to the Company for the same consideration paid in Article I(A). A purchase and sale pursuant to this Article shall be consummated at a date mutually satisfactory to the Company and the Employee, provided that if no date is agreed upon, such purchase and sale shall take place on the date 30 days after the date of the Employee's termination of employment.

        (3) The purchase price for the Shares, pursuant to this article, shall be paid in cash by the Company.

        (4) Notwithstanding any other provision of the Agreement to the contrary, all Shares shall become Vested Shares if (a) the Company is a party to a sale of all or substantially all of its assets; (b) the Company is dissolved or liquidated; or (c) a merger of consolidation of the Company in which the Company is not the surviving corporation occurs. The Employee shall receive the same purchase consideration for these Shares as paid to all holders of Class A Common Stock of the Company.

        (5) In the event of the death or permanent disability, as defined by the Compensation Committee of the Board of Directors, of the employee after two years from the date of this agreement, fifty percent of the Shares covered by this Agreement shall be constituted as Vested Shares under this Article. The employee or his Personal Representative shall sell the other fifty percent of the Shares to the Company as provided in Article IIA(2).

                                  ARTICLE III
                                    GENERAL

        A. Personal Representative. When used herein, "Personal Representative" shall mean the person or persons, including any bank or trust company, who shall be the duly appointed qualified and acting executor or executors of the Last Will and Testament of the Employee, or the duly appointed, qualified and acting administrator, administrator with the Will annexed or administrator to collect of the estate of the Employee.

        B. Assignment. The Company may assign in whole or in part to any one or more of its then shareholders its rights under the options referred to in Article II hereof. The Employee may not assign the stock or any of his rights hereunder.

        C. Legend. The certificate representing all of the Shares shall have endorsed across the face or back thereof the following legend:

                The shares of stock represented by this Certificate are subject to the terms and conditions of a certain Agreement dated
                May 15, 1994, entered into between the Company and the holder of this Certificate, which agreement is on file with the Secretary of the Company.

        D. Successors. The Agreement shall inure to the benefit of the Company, its successors and assigns, and shall be binding upon the Employee, his administrator, executor, personal representative, successors, heirs and assigns.

        E. Modification. No change to or modification of the Agreement shall be valid unless it is in writing and signed by the Company and the Employee.

        F. Severability. The invalidity of any provision of the Agreement shall not in any manner affect the validity of any other provisions hereof and each and every provision of the Agreement shall be enforceable regardless of the invalidity, if any, of any other provision hereof. In the event that it should be finally judicially determined at any time that the Agreement is invalid because of the length of its duration, then, in that event and in that event only, the Agreement shall remain in full force and effect for such period as, in view of all the circumstances, shall be deemed reasonable by the court passing thereon.

        G. Notices. All notices required hereunder shall be in writing and shall be deemed served when delivered personally to the person or entity for whom intended or two days after deposit in the United States mail, certified mail, return receipt requested, addressed to the person or entity for whom intended. The address of the Company shall be its principal place of business, the address of the Employee shall be the last known address of the Employee on the records of the Company, and the address of any other person or entity entitled to notice hereunder shall be the address provided for that person or entity to the Company. The Employee or other person or entity to the Company. The Employee or other person or entity can change his, her, or its address by written notice to the Company.

        H. Controlling Law. The Agreement shall be construed under the laws of the State of Colorado.

        I. Elimination of Fractional Shares. If under any provision of the Agreement which requires a computation of the number of Shares, the number so computed is not a whole number, such number shall be rounded down to the next whole number.

        J. Entire Agreement. The Agreement sets for the entire understanding of the parties and supersedes all prior agreements, arrangements and communications, whether oral or written, pertaining to the Shares.

        IN WITNESS WHEREOF, the Agreement has been executed on and as of the date first written above.

                                           VECTRA BANKING CORPORATION


                                           By: /s/ GARY S. JUDD
                                               ------------------------------
                                               Gary S. Judd, President


                                           EMPLOYEE


                                               /s/ DEBRA J. TYNAN
                                               ------------------------------

                           VECTRA BANKING CORPORATION

                       INCENTIVE STOCK PURCHASE AGREEMENT

        This Agreement (the "Agreement") is made as of the 15th day of May, 1994, between Vectra Banking Corporation (the "Company") and Joseph J. Wolf (the "Employee").

        In consideration of the agreements set forth below, the Company and Employee agree as follows:

                                   ARTICLE I
                                SALE TO EMPLOYEE

        A. Purchase and Sale of Stock. The Company agrees to sell to the Employee, and the Employee agrees to purchase from the Company, 1,500 shares (the "Shares") of Class A Common Stock of the Company, par value $0.01 per share ("Common Stock"), at the aggregate price of $15.00 ($0.01 per share). Such purchase and sale shall be consummated at the principal office of the Company, within 10 days after the date hereof (or the next business day if such date shall be a Saturday, Sunday or holiday). At the time for consummation, the Company shall deliver the instructions to the Company's stock transfer agent to register the shares in the name of the Employee, and the Employee shall concurrently therewith deliver a check for the full purchase price of the Shares.

                                   ARTICLE II
                             REPURCHASES BY COMPANY

        A. Vesting of Shares. (1) Subject to the remaining provisions of this Paragraph A, the Shares shall constitute "Vested Shares," for purposes of this Article as of four years from the plan issuance date of May 4, 1992.

        (2) If the employment of the Employee with the Company and all of its wholly-owned subsidiaries, shall terminate for any reason other than death or permanent disability prior to four years from the date of this Agreement, the Employee, or his Personal Representative, shall sell the shares to the Company for the same consideration paid in Article I(A). A purchase and sale pursuant to this Article shall be consummated at a date mutually satisfactory to the Company and the Employee, provided that if no date is agreed upon, such purchase and sale shall take place on the date 30 days after the date of the Employee's termination of employment.

        (3) The purchase price for the Shares, pursuant to this article, shall be paid in cash by the Company.

        (4) Notwithstanding any other provision of the Agreement to the contrary, all Shares shall become Vested Shares if (a) the Company is a party to a sale of all or substantially all of its assets; (b) the Company is dissolved or liquidated; or (c) a merger of consolidation of the Company in which the Company is not the surviving corporation occurs. The Employee shall receive the same purchase consideration for these Shares as paid to all holders of Class A Common Stock of the Company.

        (5) In the event of the death or permanent disability, as defined by the Compensation Committee of the Board of Directors, of the employee after two years from the date of this agreement, fifty percent of the Shares covered by this Agreement shall be constituted as Vested Shares under this Article. The employee or his Personal Representative shall sell the other fifty percent of the Shares to the Company as provided in Article IIA(2).

                                  ARTICLE III
                                    GENERAL

        A. Personal Representative. When used herein, "Personal Representative" shall mean the person or persons, including any bank or trust company, who shall be the duly appointed qualified and acting executor or executors of the Last Will and Testament of the Employee, or the duly appointed, qualified and acting administrator, administrator with the Will annexed or administrator to collect of the estate of the Employee.

        B. Assignment. The Company may assign in whole or in part to any one or more of its then shareholders its rights under the options referred to in Article II hereof. The Employee may not assign the stock or any of his rights hereunder.

        C. Legend. The certificate representing all of the Shares shall have endorsed across the face or back thereof the following legend:

                The shares of stock represented by this Certificate are subject to the terms and conditions of a certain Agreement dated
                May 15, 1994, entered into between the Company and the holder of this Certificate, which agreement is on file with the Secretary of the Company.

        D. Successors. The Agreement shall inure to the benefit of the Company, its successors and assigns, and shall be binding upon the Employee, his administrator, executor, personal representative, successors, heirs and assigns.

        E. Modification. No change to or modification of the Agreement shall be valid unless it is in writing and signed by the Company and the Employee.

        F. Severability. The invalidity of any provision of the Agreement shall not in any manner affect the validity of any other provisions hereof and each and every provision of the Agreement shall be enforceable regardless of the invalidity, if any, of any other provision hereof. In the event that it should be finally judicially determined at any time that the Agreement is invalid because of the length of its duration, then, in that event and in that event only, the Agreement shall remain in full force and effect for such period as, in view of all the circumstances, shall be deemed reasonable by the court passing thereon.

        G. Notices. All notices required hereunder shall be in writing and shall be deemed served when delivered personally to the person or entity for whom intended or two days after deposit in the United States mail, certified mail, return receipt requested, addressed to the person or entity for whom intended. The address of the Company shall be its principal place of business, the address of the Employee shall be the last known address of the Employee on the records of the Company, and the address of any other person or entity entitled to notice hereunder shall be the address provided for that person or entity to the Company. The Employee or other person or entity to the Company. The Employee or other person or entity can change his, her, or its address by written notice to the Company.

        H. Controlling Law. The Agreement shall be construed under the laws of the State of Colorado.

        I. Elimination of Fractional Shares. If under any provision of the Agreement which requires a computation of the number of Shares, the number so computed is not a whole number, such number shall be rounded down to the next whole number.

        J. Entire Agreement. The Agreement sets for the entire understanding of the parties and supersedes all prior agreements, arrangements and communications, whether oral or written, pertaining to the Shares.

        IN WITNESS WHEREOF, the Agreement has been executed on and as of the date first written above.

                                           VECTRA BANKING CORPORATION


                                           By: /s/ GARY S. JUDD
                                               ------------------------------
                                               Gary S. Judd, President


                                           EMPLOYEE


                                               /s/ JOSEPH J. WOLF
                                               ------------------------------

                           VECTRA BANKING CORPORATION

                       INCENTIVE STOCK PURCHASE AGREEMENT

        This Agreement (the "Agreement") is made as of the 4th day of May, 1996, between Vectra Banking Corporation (the "Company") and Robert C. Barton (the "Employee").

        In consideration of the agreements set forth below, the Company and Employee agree as follows:

                                   ARTICLE I
                                SALE TO EMPLOYEE

        A. Purchase and Sale of Stock. The Company agrees to sell to the Employee, and the Employee agrees to purchase from the Company, 300 shares (the "Shares") of Class A Common Stock of the Company, par value $0.01 per share ("Common Stock"), at the aggregate price of $3.00 ($0.01 per share). Such purchase and sale shall be consummated at the principal office of the Company, within 10 days after the date hereof (or the next business day if such date shall be a Saturday, Sunday or holiday). At the time for consummation, the Company shall deliver the instructions to the Company's stock transfer agent to register the shares in the name of the Employee, and the Employee shall concurrently therewith deliver a check for the full purchase price of the Shares.

                                   ARTICLE II
                             REPURCHASES BY COMPANY

        A. Vesting of Shares. (1) Subject to the remaining provisions of this Paragraph A, the Shares shall constitute "Vested Shares," for purposes of this Article as of four years from the plan issuance date of May 4, 1992.

        (2) If the employment of the Employee with the Company and all of its wholly-owned subsidiaries, shall terminate for any reason other than death or permanent disability prior to four years from the date of this Agreement, the Employee, or his Personal Representative, shall sell the shares to the Company for the same consideration paid in Article I(A). A purchase and sale pursuant to this Article shall be consummated at a date mutually satisfactory to the Company and the Employee, provided that if no date is agreed upon, such purchase and sale shall take place on the date 30 days after the date of the Employee's termination of employment.

        (3) The purchase price for the Shares, pursuant to this article, shall be paid in cash by the Company.

        (4) Notwithstanding any other provision of the Agreement to the contrary, all Shares shall become Vested Shares if (a) the Company is a party to a sale of all or substantially all of its assets; (b) the Company is dissolved or liquidated; or (c) a merger of consolidation of the Company in which the Company is not the surviving corporation occurs. The Employee shall receive the same purchase consideration for these Shares as paid to all holders of Class A Common Stock of the Company.

        (5) In the event of the death or permanent disability, as defined by the Compensation Committee of the Board of Directors, of the employee after two years from the date of this agreement, fifty percent of the Shares covered by this Agreement shall be constituted as Vested Shares under this Article. The employee or his Personal Representative shall sell the other fifty percent of the Shares to the Company as provided in Article IIA(2).

                                  ARTICLE III
                                    GENERAL

        A. Personal Representative. When used herein, "Personal Representative" shall mean the person or persons, including any bank or trust company, who shall be the duly appointed qualified and acting executor or executors of the Last Will and Testament of the Employee, or the duly appointed, qualified and acting administrator, administrator with the Will annexed or administrator to collect of the estate of the Employee.

        B. Assignment. The Company may assign in whole or in part to any one or more of its then shareholders its rights under the options referred to in Article II hereof. The Employee may not assign the stock or any of his rights hereunder.

        C. Legend. The certificate representing all of the Shares shall have endorsed across the face or back thereof the following legend:

                The shares of stock represented by this Certificate are subject to the terms and conditions of a certain Agreement dated 4th day of May, 1996, entered into between the Company and the holder of this Certificate, which agreement is on file with the Secretary of the Company.

        D. Successors. The Agreement shall inure to the benefit of the Company, its successors and assigns, and shall be binding upon the Employee, his administrator, executor, personal representative, successors, heirs and assigns.

        E. Modification. No change to or modification of the Agreement shall be valid unless it is in writing and signed by the Company and the Employee.

        F. Severability. The invalidity of any provision of the Agreement shall not in any manner affect the validity of any other provisions hereof and each and every provision of the Agreement shall be enforceable regardless of the invalidity, if any, of any other provision hereof. In the event that it should be finally judicially determined at any time that the Agreement is invalid because of the length of its duration, then, in that event and in that event only, the Agreement shall remain in full force and effect for such period as, in view of all the circumstances, shall be deemed reasonable by the court passing thereon.

        G. Notices. All notices required hereunder shall be in writing and shall be deemed served when delivered personally to the person or entity for whom intended or two days after deposit in the United States mail, certified mail, return receipt requested, addressed to the person or entity for whom intended. The address of the Company shall be its principal place of business, the address of the Employee shall be the last known address of the Employee on the records of the Company, and the address of any other person or entity entitled to notice hereunder shall be the address provided for that person or entity to the Company. The Employee or other person or entity to the Company. The Employee or other person or entity can change his, her, or its address by written notice to the Company.

        H. Controlling Law. The Agreement shall be construed under the laws of the State of Colorado.

        I. Elimination of Fractional Shares. If under any provision of the Agreement which requires a computation of the number of Shares, the number so computed is not a whole number, such number shall be rounded down to the next whole number.

        J. Entire Agreement. The Agreement sets for the entire understanding of the parties and supersedes all prior agreements, arrangements and communications, whether oral or written, pertaining to the Shares.

        IN WITNESS WHEREOF, the Agreement has been executed on and as of the date first written above.

                                           VECTRA BANKING CORPORATION


                                           By: /s/ GARY S. JUDD
                                               ------------------------------
                                               Gary S. Judd, President


                                           EMPLOYEE


                                               /s/ ROBERT C. BARTON
                                               ------------------------------

                           VECTRA BANKING CORPORATION

                       INCENTIVE STOCK PURCHASE AGREEMENT

        This Agreement (the "Agreement") is made as of the 4th day of May, 1996, between Vectra Banking Corporation (the "Company") and June Kilburn (the "Employee").

        In consideration of the agreements set forth below, the Company and Employee agree as follows:

                                   ARTICLE I
                                SALE TO EMPLOYEE

        A. Purchase and Sale of Stock. The Company agrees to sell to the Employee, and the Employee agrees to purchase from the Company, 150 shares (the "Shares") of Class A Common Stock of the Company, par value $0.01 per share ("Common Stock"), at the aggregate price of $1.50 ($0.01 per share). Such purchase and sale shall be consummated at the principal office of the Company, within 10 days after the date hereof (or the next business day if such date shall be a Saturday, Sunday or holiday). At the time for consummation, the Company shall deliver the instructions to the Company's stock transfer agent to register the shares in the name of the Employee, and the Employee shall concurrently therewith deliver a check for the full purchase price of the Shares.

                                   ARTICLE II
                             REPURCHASES BY COMPANY

        A. Vesting of Shares. (1) Subject to the remaining provisions of this Paragraph A, the Shares shall constitute "Vested Shares," for purposes of this Article as of four years from the plan issuance date of May 4, 1992.

        (2) If the employment of the Employee with the Company and all of its wholly-owned subsidiaries, shall terminate for any reason other than death or permanent disability prior to four years from the date of this Agreement, the Employee, or his Personal Representative, shall sell the shares to the Company for the same consideration paid in Article I(A). A purchase and sale pursuant to this Article shall be consummated at a date mutually satisfactory to the Company and the Employee, provided that if no date is agreed upon, such purchase and sale shall take place on the date 30 days after the date of the Employee's termination of employment.

        (3) The purchase price for the Shares, pursuant to this article, shall be paid in cash by the Company.

        (4) Notwithstanding any other provision of the Agreement to the contrary, all Shares shall become Vested Shares if (a) the Company is a party to a sale of all or substantially all of its assets; (b) the Company is dissolved or liquidated; or (c) a merger of consolidation of the Company in which the Company is not the surviving corporation occurs. The Employee shall receive the same purchase consideration for these Shares as paid to all holders of Class A Common Stock of the Company.

        (5) In the event of the death or permanent disability, as defined by the Compensation Committee of the Board of Directors, of the employee after two years from the date of this agreement, fifty percent of the Shares covered by this Agreement shall be constituted as Vested Shares under this Article. The employee or his Personal Representative shall sell the other fifty percent of the Shares to the Company as provided in Article IIA(2).

                                  ARTICLE III
                                    GENERAL

        A. Personal Representative. When used herein, "Personal Representative" shall mean the person or persons, including any bank or trust company, who shall be the duly appointed qualified and acting executor or executors of the Last Will and Testament of the Employee, or the duly appointed, qualified and acting administrator, administrator with the Will annexed or administrator to collect of the estate of the Employee.

        B. Assignment. The Company may assign in whole or in part to any one or more of its then shareholders its rights under the options referred to in Article II hereof. The Employee may not assign the stock or any of his rights hereunder.

        C. Legend. The certificate representing all of the Shares shall have endorsed across the face or back thereof the following legend:

                The shares of stock represented by this Certificate are subject to the terms and conditions of a certain Agreement dated 4th day of May, 1996, entered into between the Company and the holder of this Certificate, which agreement is on file with the Secretary of the Company.

        D. Successors. The Agreement shall inure to the benefit of the Company, its successors and assigns, and shall be binding upon the Employee, his administrator, executor, personal representative, successors, heirs and assigns.

        E. Modification. No change to or modification of the Agreement shall be valid unless it is in writing and signed by the Company and the Employee.

        F. Severability. The invalidity of any provision of the Agreement shall not in any manner affect the validity of any other provisions hereof and each and every provision of the Agreement shall be enforceable regardless of the invalidity, if any, of any other provision hereof. In the event that it should be finally judicially determined at any time that the Agreement is invalid because of the length of its duration, then, in that event and in that event only, the Agreement shall remain in full force and effect for such period as, in view of all the circumstances, shall be deemed reasonable by the court passing thereon.

        G. Notices. All notices required hereunder shall be in writing and shall be deemed served when delivered personally to the person or entity for whom intended or two days after deposit in the United States mail, certified mail, return receipt requested, addressed to the person or entity for whom intended. The address of the Company shall be its principal place of business, the address of the Employee shall be the last known address of the Employee on the records of the Company, and the address of any other person or entity entitled to notice hereunder shall be the address provided for that person or entity to the Company. The Employee or other person or entity to the Company. The Employee or other person or entity can change his, her, or its address by written notice to the Company.

        H. Controlling Law. The Agreement shall be construed under the laws of the State of Colorado.

        I. Elimination of Fractional Shares. If under any provision of the Agreement which requires a computation of the number of Shares, the number so computed is not a whole number, such number shall be rounded down to the next whole number.

        J. Entire Agreement. The Agreement sets for the entire understanding of the parties and supersedes all prior agreements, arrangements and communications, whether oral or written, pertaining to the Shares.

        IN WITNESS WHEREOF, the Agreement has been executed on and as of the date first written above.

                                           VECTRA BANKING CORPORATION


                                           By: /s/ GARY S. JUDD
                                               ------------------------------
                                               Gary S. Judd, President


                                           EMPLOYEE


                                               /s/ RAY L. NASH
                                               ------------------------------
                                               Ray L. Nash for June Kilburn
                                               on her verbal approval

                           VECTRA BANKING CORPORATION

                       INCENTIVE STOCK PURCHASE AGREEMENT

        This Agreement (the "Agreement") is made as of the 4th day of May, 1996, between Vectra Banking Corporation (the "Company") and J. Patrick McDuff (the "Employee").

        In consideration of the agreements set forth below, the Company and Employee agree as follows:

                                   ARTICLE I
                                SALE TO EMPLOYEE

        A. Purchase and Sale of Stock. The Company agrees to sell to the Employee, and the Employee agrees to purchase from the Company, 300 shares (the "Shares") of Class A Common Stock of the Company, par value $0.01 per share ("Common Stock"), at the aggregate price of $3.00 ($0.01 per share). Such purchase and sale shall be consummated at the principal office of the Company, within 10 days after the date hereof (or the next business day if such date shall be a Saturday, Sunday or holiday). At the time for consummation, the Company shall deliver the instructions to the Company's stock transfer agent to register the shares in the name of the Employee, and the Employee shall concurrently therewith deliver a check for the full purchase price of the Shares.

                                   ARTICLE II
                             REPURCHASES BY COMPANY

        A. Vesting of Shares. (1) Subject to the remaining provisions of this Paragraph A, the Shares shall constitute "Vested Shares," for purposes of this Article as of four years from the plan issuance date of May 4, 1992.

        (2) If the employment of the Employee with the Company and all of its wholly-owned subsidiaries, shall terminate for any reason other than death or permanent disability prior to four years from the date of this Agreement, the Employee, or his Personal Representative, shall sell the shares to the Company for the same consideration paid in Article I(A). A purchase and sale pursuant to this Article shall be consummated at a date mutually satisfactory to the Company and the Employee, provided that if no date is agreed upon, such purchase and sale shall take place on the date 30 days after the date of the Employee's termination of employment.

        (3) The purchase price for the Shares, pursuant to this article, shall be paid in cash by the Company.

        (4) Notwithstanding any other provision of the Agreement to the contrary, all Shares shall become Vested Shares if (a) the Company is a party to a sale of all or substantially all of its assets; (b) the Company is dissolved or liquidated; or (c) a merger of consolidation of the Company in which the Company is not the surviving corporation occurs. The Employee shall receive the same purchase consideration for these Shares as paid to all holders of Class A Common Stock of the Company.

        (5) In the event of the death or permanent disability, as defined by the Compensation Committee of the Board of Directors, of the employee after two years from the date of this agreement, fifty percent of the Shares covered by this Agreement shall be constituted as Vested Shares under this Article. The employee or his Personal Representative shall sell the other fifty percent of the Shares to the Company as provided in Article IIA(2).

                                  ARTICLE III
                                    GENERAL

        A. Personal Representative. When used herein, "Personal Representative" shall mean the person or persons, including any bank or trust company, who shall be the duly appointed qualified and acting executor or executors of the Last Will and Testament of the Employee, or the duly appointed, qualified and acting administrator, administrator with the Will annexed or administrator to collect of the estate of the Employee.

        B. Assignment. The Company may assign in whole or in part to any one or more of its then shareholders its rights under the options referred to in Article II hereof. The Employee may not assign the stock or any of his rights hereunder.

        C. Legend. The certificate representing all of the Shares shall have endorsed across the face or back thereof the following legend:

                The shares of stock represented by this Certificate are subject to the terms and conditions of a certain Agreement dated 4th day of May, 1996, entered into between the Company and the holder of this Certificate, which agreement is on file with the Secretary of the Company.

        D. Successors. The Agreement shall inure to the benefit of the Company, its successors and assigns, and shall be binding upon the Employee, his administrator, executor, personal representative, successors, heirs and assigns.

        E. Modification. No change to or modification of the Agreement shall be valid unless it is in writing and signed by the Company and the Employee.

        F. Severability. The invalidity of any provision of the Agreement shall not in any manner affect the validity of any other provisions hereof and each and every provision of the Agreement shall be enforceable regardless of the invalidity, if any, of any other provision hereof. In the event that it should be finally judicially determined at any time that the Agreement is invalid because of the length of its duration, then, in that event and in that event only, the Agreement shall remain in full force and effect for such period as, in view of all the circumstances, shall be deemed reasonable by the court passing thereon.

        G. Notices. All notices required hereunder shall be in writing and shall be deemed served when delivered personally to the person or entity for whom intended or two days after deposit in the United States mail, certified mail, return receipt requested, addressed to the person or entity for whom intended. The address of the Company shall be its principal place of business, the address of the Employee shall be the last known address of the Employee on the records of the Company, and the address of any other person or entity entitled to notice hereunder shall be the address provided for that person or entity to the Company. The Employee or other person or entity to the Company. The Employee or other person or entity can change his, her, or its address by written notice to the Company.

        H. Controlling Law. The Agreement shall be construed under the laws of the State of Colorado.

        I. Elimination of Fractional Shares. If under any provision of the Agreement which requires a computation of the number of Shares, the number so computed is not a whole number, such number shall be rounded down to the next whole number.

        J. Entire Agreement. The Agreement sets for the entire understanding of the parties and supersedes all prior agreements, arrangements and communications, whether oral or written, pertaining to the Shares.

        IN WITNESS WHEREOF, the Agreement has been executed on and as of the date first written above.

                                           VECTRA BANKING CORPORATION


                                           By: /s/ GARY S. JUDD
                                               ------------------------------
                                               Gary S. Judd, President


                                           EMPLOYEE


                                               /s/ J. PATRICK MCDUFF
                                               ------------------------------

                           VECTRA BANKING CORPORATION

                       INCENTIVE STOCK PURCHASE AGREEMENT

        This Agreement (the "Agreement") is made as of the 4th day of May, 1996, between Vectra Banking Corporation (the "Company") and Michael Y. Meganck (the "Employee").

        In consideration of the agreements set forth below, the Company and Employee agree as follows:

                                   ARTICLE I
                                SALE TO EMPLOYEE

        A. Purchase and Sale of Stock. The Company agrees to sell to the Employee, and the Employee agrees to purchase from the Company, 300 shares (the "Shares") of Class A Common Stock of the Company, par value $0.01 per share ("Common Stock"), at the aggregate price of $3.00 ($0.01 per share). Such purchase and sale shall be consummated at the principal office of the Company, within 10 days after the date hereof (or the next business day if such date shall be a Saturday, Sunday or holiday). At the time for consummation, the Company shall deliver the instructions to the Company's stock transfer agent to register the shares in the name of the Employee, and the Employee shall concurrently therewith deliver a check for the full purchase price of the Shares.

                                   ARTICLE II
                             REPURCHASES BY COMPANY

        A. Vesting of Shares. (1) Subject to the remaining provisions of this Paragraph A, the Shares shall constitute "Vested Shares," for purposes of this Article as of four years from the plan issuance date of May 4, 1992.

        (2) If the employment of the Employee with the Company and all of its wholly-owned subsidiaries, shall terminate for any reason other than death or permanent disability prior to four years from the date of this Agreement, the Employee, or his Personal Representative, shall sell the shares to the Company for the same consideration paid in Article I(A). A purchase and sale pursuant to this Article shall be consummated at a date mutually satisfactory to the Company and the Employee, provided that if no date is agreed upon, such purchase and sale shall take place on the date 30 days after the date of the Employee's termination of employment.

        (3) The purchase price for the Shares, pursuant to this article, shall be paid in cash by the Company.

        (4) Notwithstanding any other provision of the Agreement to the contrary, all Shares shall become Vested Shares if (a) the Company is a party to a sale of all or substantially all of its assets; (b) the Company is dissolved or liquidated; or (c) a merger of consolidation of the Company in which the Company is not the surviving corporation occurs. The Employee shall receive the same purchase consideration for these Shares as paid to all holders of Class A Common Stock of the Company.

        (5) In the event of the death or permanent disability, as defined by the Compensation Committee of the Board of Directors, of the employee after two years from the date of this agreement, fifty percent of the Shares covered by this Agreement shall be constituted as Vested Shares under this Article. The employee or his Personal Representative shall sell the other fifty percent of the Shares to the Company as provided in Article IIA(2).

                                  ARTICLE III
                                    GENERAL

        A. Personal Representative. When used herein, "Personal Representative" shall mean the person or persons, including any bank or trust company, who shall be the duly appointed qualified and acting executor or executors of the Last Will and Testament of the Employee, or the duly appointed, qualified and acting administrator, administrator with the Will annexed or administrator to collect of the estate of the Employee.

        B. Assignment. The Company may assign in whole or in part to any one or more of its then shareholders its rights under the options referred to in Article II hereof. The Employee may not assign the stock or any of his rights hereunder.

        C. Legend. The certificate representing all of the Shares shall have endorsed across the face or back thereof the following legend:

                The shares of stock represented by this Certificate are subject to the terms and conditions of a certain Agreement dated 4th day of May, 1996, entered into between the Company and the holder of this Certificate, which agreement is on file with the Secretary of the Company.

        D. Successors. The Agreement shall inure to the benefit of the Company, its successors and assigns, and shall be binding upon the Employee, his administrator, executor, personal representative, successors, heirs and assigns.

        E. Modification. No change to or modification of the Agreement shall be valid unless it is in writing and signed by the Company and the Employee.

        F. Severability. The invalidity of any provision of the Agreement shall not in any manner affect the validity of any other provisions hereof and each and every provision of the Agreement shall be enforceable regardless of the invalidity, if any, of any other provision hereof. In the event that it should be finally judicially determined at any time that the Agreement is invalid because of the length of its duration, then, in that event and in that event only, the Agreement shall remain in full force and effect for such period as, in view of all the circumstances, shall be deemed reasonable by the court passing thereon.

        G. Notices. All notices required hereunder shall be in writing and shall be deemed served when delivered personally to the person or entity for whom intended or two days after deposit in the United States mail, certified mail, return receipt requested, addressed to the person or entity for whom intended. The address of the Company shall be its principal place of business, the address of the Employee shall be the last known address of the Employee on the records of the Company, and the address of any other person or entity entitled to notice hereunder shall be the address provided for that person or entity to the Company. The Employee or other person or entity to the Company. The Employee or other person or entity can change his, her, or its address by written notice to the Company.

        H. Controlling Law. The Agreement shall be construed under the laws of the State of Colorado.

        I. Elimination of Fractional Shares. If under any provision of the Agreement which requires a computation of the number of Shares, the number so computed is not a whole number, such number shall be rounded down to the next whole number.

        J. Entire Agreement. The Agreement sets for the entire understanding of the parties and supersedes all prior agreements, arrangements and communications, whether oral or written, pertaining to the Shares.

        IN WITNESS WHEREOF, the Agreement has been executed on and as of the date first written above.

                                           VECTRA BANKING CORPORATION


                                           By: /s/ GARY S. JUDD
                                               ------------------------------
                                               Gary S. Judd, President


                                           EMPLOYEE


                                               /s/ MICHAEL Y. MEGANCK
                                               ------------------------------

                           VECTRA BANKING CORPORATION

                       INCENTIVE STOCK PURCHASE AGREEMENT

        This Agreement (the "Agreement") is made as of the 4th day of May, 1996, between Vectra Banking Corporation (the "Company") and Ray L. Nash (the "Employee").

        In consideration of the agreements set forth below, the Company and Employee agree as follows:

                                   ARTICLE I
                                SALE TO EMPLOYEE

        A. Purchase and Sale of Stock. The Company agrees to sell to the Employee, and the Employee agrees to purchase from the Company, 500 shares (the "Shares") of Class A Common Stock of the Company, par value $0.01 per share ("Common Stock"), at the aggregate price of $5.00 ($0.01 per share). Such purchase and sale shall be consummated at the principal office of the Company, within 10 days after the date hereof (or the next business day if such date shall be a Saturday, Sunday or holiday). At the time for consummation, the Company shall deliver the instructions to the Company's stock transfer agent to register the shares in the name of the Employee, and the Employee shall concurrently therewith deliver a check for the full purchase price of the Shares.

                                   ARTICLE II
                             REPURCHASES BY COMPANY

        A. Vesting of Shares. (1) Subject to the remaining provisions of this Paragraph A, the Shares shall constitute "Vested Shares," for purposes of this Article as of four years from the plan issuance date of May 4, 1992.

        (2) If the employment of the Employee with the Company and all of its wholly-owned subsidiaries, shall terminate for any reason other than death or permanent disability prior to four years from the date of this Agreement, the Employee, or his Personal Representative, shall sell the shares to the Company for the same consideration paid in Article I(A). A purchase and sale pursuant to this Article shall be consummated at a date mutually satisfactory to the Company and the Employee, provided that if no date is agreed upon, such purchase and sale shall take place on the date 30 days after the date of the Employee's termination of employment.

        (3) The purchase price for the Shares, pursuant to this article, shall be paid in cash by the Company.

        (4) Notwithstanding any other provision of the Agreement to the contrary, all Shares shall become Vested Shares if (a) the Company is a party to a sale of all or substantially all of its assets; (b) the Company is dissolved or liquidated; or (c) a merger of consolidation of the Company in which the Company is not the surviving corporation occurs. The Employee shall receive the same purchase consideration for these Shares as paid to all holders of Class A Common Stock of the Company.

        (5) In the event of the death or permanent disability, as defined by the Compensation Committee of the Board of Directors, of the employee after two years from the date of this agreement, fifty percent of the Shares covered by this Agreement shall be constituted as Vested Shares under this Article. The employee or his Personal Representative shall sell the other fifty percent of the Shares to the Company as provided in Article IIA(2).

                                  ARTICLE III
                                    GENERAL

        A. Personal Representative. When used herein, "Personal Representative" shall mean the person or persons, including any bank or trust company, who shall be the duly appointed qualified and acting executor or executors of the Last Will and Testament of the Employee, or the duly appointed, qualified and acting administrator, administrator with the Will annexed or administrator to collect of the estate of the Employee.

        B. Assignment. The Company may assign in whole or in part to any one or more of its then shareholders its rights under the options referred to in Article II hereof. The Employee may not assign the stock or any of his rights hereunder.

        C. Legend. The certificate representing all of the Shares shall have endorsed across the face or back thereof the following legend:

                The shares of stock represented by this Certificate are subject to the terms and conditions of a certain Agreement dated 4th day of May, 1996, entered into between the Company and the holder of this Certificate, which agreement is on file with the Secretary of the Company.

        D. Successors. The Agreement shall inure to the benefit of the Company, its successors and assigns, and shall be binding upon the Employee, his administrator, executor, personal representative, successors, heirs and assigns.

        E. Modification. No change to or modification of the Agreement shall be valid unless it is in writing and signed by the Company and the Employee.

        F. Severability. The invalidity of any provision of the Agreement shall not in any manner affect the validity of any other provisions hereof and each and every provision of the Agreement shall be enforceable regardless of the invalidity, if any, of any other provision hereof. In the event that it should be finally judicially determined at any time that the Agreement is invalid because of the length of its duration, then, in that event and in that event only, the Agreement shall remain in full force and effect for such period as, in view of all the circumstances, shall be deemed reasonable by the court passing thereon.

        G. Notices. All notices required hereunder shall be in writing and shall be deemed served when delivered personally to the person or entity for whom intended or two days after deposit in the United States mail, certified mail, return receipt requested, addressed to the person or entity for whom intended. The address of the Company shall be its principal place of business, the address of the Employee shall be the last known address of the Employee on the records of the Company, and the address of any other person or entity entitled to notice hereunder shall be the address provided for that person or entity to the Company. The Employee or other person or entity to the Company. The Employee or other person or entity can change his, her, or its address by written notice to the Company.

        H. Controlling Law. The Agreement shall be construed under the laws of the State of Colorado.

        I. Elimination of Fractional Shares. If under any provision of the Agreement which requires a computation of the number of Shares, the number so computed is not a whole number, such number shall be rounded down to the next whole number.

        J. Entire Agreement. The Agreement sets for the entire understanding of the parties and supersedes all prior agreements, arrangements and communications, whether oral or written, pertaining to the Shares.

        IN WITNESS WHEREOF, the Agreement has been executed on and as of the date first written above.

                                           VECTRA BANKING CORPORATION


                                           By: /s/ GARY S. JUDD
                                               ------------------------------
                                               Gary S. Judd, President


                                           EMPLOYEE


                                               /s/ RAY L. NASH
                                               ------------------------------

                           VECTRA BANKING CORPORATION

                       INCENTIVE STOCK PURCHASE AGREEMENT

        This Agreement (the "Agreement") is made as of the 4th day of May, 1996, between Vectra Banking Corporation (the "Company") and Lauren P. O'Connell (the "Employee").

        In consideration of the agreements set forth below, the Company and Employee agree as follows:

                                   ARTICLE I
                                SALE TO EMPLOYEE

        A. Purchase and Sale of Stock. The Company agrees to sell to the Employee, and the Employee agrees to purchase from the Company, 300 shares (the "Shares") of Class A Common Stock of the Company, par value $0.01 per share ("Common Stock"), at the aggregate price of $3.00 ($0.01 per share). Such purchase and sale shall be consummated at the principal office of the Company, within 10 days after the date hereof (or the next business day if such date shall be a Saturday, Sunday or holiday). At the time for consummation, the Company shall deliver the instructions to the Company's stock transfer agent to register the shares in the name of the Employee, and the Employee shall concurrently therewith deliver a check for the full purchase price of the Shares.

                                   ARTICLE II
                             REPURCHASES BY COMPANY

        A. Vesting of Shares. (1) Subject to the remaining provisions of this Paragraph A, the Shares shall constitute "Vested Shares," for purposes of this Article as of four years from the plan issuance date of May 4, 1992.

        (2) If the employment of the Employee with the Company and all of its wholly-owned subsidiaries, shall terminate for any reason other than death or permanent disability prior to four years from the date of this Agreement, the Employee, or his Personal Representative, shall sell the shares to the Company for the same consideration paid in Article I(A). A purchase and sale pursuant to this Article shall be consummated at a date mutually satisfactory to the Company and the Employee, provided that if no date is agreed upon, such purchase and sale shall take place on the date 30 days after the date of the Employee's termination of employment.

        (3) The purchase price for the Shares, pursuant to this article, shall be paid in cash by the Company.

        (4) Notwithstanding any other provision of the Agreement to the contrary, all Shares shall become Vested Shares if (a) the Company is a party to a sale of all or substantially all of its assets; (b) the Company is dissolved or liquidated; or (c) a merger of consolidation of the Company in which the Company is not the surviving corporation occurs. The Employee shall receive the same purchase consideration for these Shares as paid to all holders of Class A Common Stock of the Company.

        (5) In the event of the death or permanent disability, as defined by the Compensation Committee of the Board of Directors, of the employee after two years from the date of this agreement, fifty percent of the Shares covered by this Agreement shall be constituted as Vested Shares under this Article. The employee or his Personal Representative shall sell the other fifty percent of the Shares to the Company as provided in Article IIA(2).

                                  ARTICLE III
                                    GENERAL

        A. Personal Representative. When used herein, "Personal Representative" shall mean the person or persons, including any bank or trust company, who shall be the duly appointed qualified and acting executor or executors of the Last Will and Testament of the Employee, or the duly appointed, qualified and acting administrator, administrator with the Will annexed or administrator to collect of the estate of the Employee.

        B. Assignment. The Company may assign in whole or in part to any one or more of its then shareholders its rights under the options referred to in Article II hereof. The Employee may not assign the stock or any of his rights hereunder.

        C. Legend. The certificate representing all of the Shares shall have endorsed across the face or back thereof the following legend:

                The shares of stock represented by this Certificate are subject to the terms and conditions of a certain Agreement dated 4th day of May, 1996, entered into between the Company and the holder of this Certificate, which agreement is on file with the Secretary of the Company.

        D. Successors. The Agreement shall inure to the benefit of the Company, its successors and assigns, and shall be binding upon the Employee, his administrator, executor, personal representative, successors, heirs and assigns.

        E. Modification. No change to or modification of the Agreement shall be valid unless it is in writing and signed by the Company and the Employee.

        F. Severability. The invalidity of any provision of the Agreement shall not in any manner affect the validity of any other provisions hereof and each and every provision of the Agreement shall be enforceable regardless of the invalidity, if any, of any other provision hereof. In the event that it should be finally judicially determined at any time that the Agreement is invalid because of the length of its duration, then, in that event and in that event only, the Agreement shall remain in full force and effect for such period as, in view of all the circumstances, shall be deemed reasonable by the court passing thereon.

        G. Notices. All notices required hereunder shall be in writing and shall be deemed served when delivered personally to the person or entity for whom intended or two days after deposit in the United States mail, certified mail, return receipt requested, addressed to the person or entity for whom intended. The address of the Company shall be its principal place of business, the address of the Employee shall be the last known address of the Employee on the records of the Company, and the address of any other person or entity entitled to notice hereunder shall be the address provided for that person or entity to the Company. The Employee or other person or entity to the Company. The Employee or other person or entity can change his, her, or its address by written notice to the Company.

        H. Controlling Law. The Agreement shall be construed under the laws of the State of Colorado.

        I. Elimination of Fractional Shares. If under any provision of the Agreement which requires a computation of the number of Shares, the number so computed is not a whole number, such number shall be rounded down to the next whole number.

        J. Entire Agreement. The Agreement sets for the entire understanding of the parties and supersedes all prior agreements, arrangements and communications, whether oral or written, pertaining to the Shares.

        IN WITNESS WHEREOF, the Agreement has been executed on and as of the date first written above.

                                           VECTRA BANKING CORPORATION


                                           By: /s/ GARY S. JUDD
                                               ------------------------------
                                               Gary S. Judd, President


                                           EMPLOYEE


                                               /s/ LAUREN P. O'CONNELL
                                               ------------------------------

                           VECTRA BANKING CORPORATION

                       INCENTIVE STOCK PURCHASE AGREEMENT

        This Agreement (the "Agreement") is made as of the 4th day of May, 1996, between Vectra Banking Corporation (the "Company") and Debra J. Tynan (the "Employee").

        In consideration of the agreements set forth below, the Company and Employee agree as follows:

                                   ARTICLE I
                                SALE TO EMPLOYEE

        A. Purchase and Sale of Stock. The Company agrees to sell to the Employee, and the Employee agrees to purchase from the Company, 850 shares (the "Shares") of Class A Common Stock of the Company, par value $0.01 per share ("Common Stock"), at the aggregate price of $8.50 ($0.01 per share). Such purchase and sale shall be consummated at the principal office of the Company, within 10 days after the date hereof (or the next business day if such date shall be a Saturday, Sunday or holiday). At the time for consummation, the Company shall deliver the instructions to the Company's stock transfer agent to register the shares in the name of the Employee, and the Employee shall concurrently therewith deliver a check for the full purchase price of the Shares.

                                   ARTICLE II
                             REPURCHASES BY COMPANY

        A. Vesting of Shares. (1) Subject to the remaining provisions of this Paragraph A, the Shares shall constitute "Vested Shares," for purposes of this Article as of four years from the plan issuance date of May 4, 1992.

        (2) If the employment of the Employee with the Company and all of its wholly-owned subsidiaries, shall terminate for any reason other than death or permanent disability prior to four years from the date of this Agreement, the Employee, or his Personal Representative, shall sell the shares to the Company for the same consideration paid in Article I(A). A purchase and sale pursuant to this Article shall be consummated at a date mutually satisfactory to the Company and the Employee, provided that if no date is agreed upon, such purchase and sale shall take place on the date 30 days after the date of the Employee's termination of employment.

        (3) The purchase price for the Shares, pursuant to this article, shall be paid in cash by the Company.

        (4) Notwithstanding any other provision of the Agreement to the contrary, all Shares shall become Vested Shares if (a) the Company is a party to a sale of all or substantially all of its assets; (b) the Company is dissolved or liquidated; or (c) a merger of consolidation of the Company in which the Company is not the surviving corporation occurs. The Employee shall receive the same purchase consideration for these Shares as paid to all holders of Class A Common Stock of the Company.

        (5) In the event of the death or permanent disability, as defined by the Compensation Committee of the Board of Directors, of the employee after two years from the date of this agreement, fifty percent of the Shares covered by this Agreement shall be constituted as Vested Shares under this Article. The employee or his Personal Representative shall sell the other fifty percent of the Shares to the Company as provided in Article IIA(2).

                                  ARTICLE III
                                    GENERAL

        A. Personal Representative. When used herein, "Personal Representative" shall mean the person or persons, including any bank or trust company, who shall be the duly appointed qualified and acting executor or executors of the Last Will and Testament of the Employee, or the duly appointed, qualified and acting administrator, administrator with the Will annexed or administrator to collect of the estate of the Employee.

        B. Assignment. The Company may assign in whole or in part to any one or more of its then shareholders its rights under the options referred to in Article II hereof. The Employee may not assign the stock or any of his rights hereunder.

        C. Legend. The certificate representing all of the Shares shall have endorsed across the face or back thereof the following legend:

                The shares of stock represented by this Certificate are subject to the terms and conditions of a certain Agreement dated 4th day of May, 1996, entered into between the Company and the holder of this Certificate, which agreement is on file with the Secretary of the Company.

        D. Successors. The Agreement shall inure to the benefit of the Company, its successors and assigns, and shall be binding upon the Employee, his administrator, executor, personal representative, successors, heirs and assigns.

        E. Modification. No change to or modification of the Agreement shall be valid unless it is in writing and signed by the Company and the Employee.

        F. Severability. The invalidity of any provision of the Agreement shall not in any manner affect the validity of any other provisions hereof and each and every provision of the Agreement shall be enforceable regardless of the invalidity, if any, of any other provision hereof. In the event that it should be finally judicially determined at any time that the Agreement is invalid because of the length of its duration, then, in that event and in that event only, the Agreement shall remain in full force and effect for such period as, in view of all the circumstances, shall be deemed reasonable by the court passing thereon.

        G. Notices. All notices required hereunder shall be in writing and shall be deemed served when delivered personally to the person or entity for whom intended or two days after deposit in the United States mail, certified mail, return receipt requested, addressed to the person or entity for whom intended. The address of the Company shall be its principal place of business, the address of the Employee shall be the last known address of the Employee on the records of the Company, and the address of any other person or entity entitled to notice hereunder shall be the address provided for that person or entity to the Company. The Employee or other person or entity to the Company. The Employee or other person or entity can change his, her, or its address by written notice to the Company.

        H. Controlling Law. The Agreement shall be construed under the laws of the State of Colorado.

        I. Elimination of Fractional Shares. If under any provision of the Agreement which requires a computation of the number of Shares, the number so computed is not a whole number, such number shall be rounded down to the next whole number.

        J. Entire Agreement. The Agreement sets for the entire understanding of the parties and supersedes all prior agreements, arrangements and communications, whether oral or written, pertaining to the Shares.

        IN WITNESS WHEREOF, the Agreement has been executed on and as of the date first written above.

                                           VECTRA BANKING CORPORATION


                                           By: /s/ GARY S. JUDD
                                               ------------------------------
                                               Gary S. Judd, President


                                           EMPLOYEE


                                               /s/ DEBRA J. TYNAN
                                               ------------------------------

                           VECTRA BANKING CORPORATION

                       INCENTIVE STOCK PURCHASE AGREEMENT

        This Agreement (the "Agreement") is made as of the 4th day of May, 1996, between Vectra Banking Corporation (the "Company") and Joseph J. Wolf (the "Employee").

        In consideration of the agreements set forth below, the Company and Employee agree as follows:

                                   ARTICLE I
                                SALE TO EMPLOYEE

        A. Purchase and Sale of Stock. The Company agrees to sell to the Employee, and the Employee agrees to purchase from the Company, 800 shares (the "Shares") of Class A Common Stock of the Company, par value $0.01 per share ("Common Stock"), at the aggregate price of $8.00 ($0.01 per share). Such purchase and sale shall be consummated at the principal office of the Company, within 10 days after the date hereof (or the next business day if such date shall be a Saturday, Sunday or holiday). At the time for consummation, the Company shall deliver the instructions to the Company's stock transfer agent to register the shares in the name of the Employee, and the Employee shall concurrently therewith deliver a check for the full purchase price of the Shares.

                                   ARTICLE II
                             REPURCHASES BY COMPANY

        A. Vesting of Shares. (1) Subject to the remaining provisions of this Paragraph A, the Shares shall constitute "Vested Shares," for purposes of this Article as of four years from the plan issuance date of May 4, 1992.

        (2) If the employment of the Employee with the Company and all of its wholly-owned subsidiaries, shall terminate for any reason other than death or permanent disability prior to four years from the date of this Agreement, the Employee, or his Personal Representative, shall sell the shares to the Company for the same consideration paid in Article I(A). A purchase and sale pursuant to this Article shall be consummated at a date mutually satisfactory to the Company and the Employee, provided that if no date is agreed upon, such purchase and sale shall take place on the date 30 days after the date of the Employee's termination of employment.

        (3) The purchase price for the Shares, pursuant to this article, shall be paid in cash by the Company.

        (4) Notwithstanding any other provision of the Agreement to the contrary, all Shares shall become Vested Shares if (a) the Company is a party to a sale of all or substantially all of its assets; (b) the Company is dissolved or liquidated; or (c) a merger of consolidation of the Company in which the Company is not the surviving corporation occurs. The Employee shall receive the same purchase consideration for these Shares as paid to all holders of Class A Common Stock of the Company.

        (5) In the event of the death or permanent disability, as defined by the Compensation Committee of the Board of Directors, of the employee after two years from the date of this agreement, fifty percent of the Shares covered by this Agreement shall be constituted as Vested Shares under this Article. The employee or his Personal Representative shall sell the other fifty percent of the Shares to the Company as provided in Article IIA(2).

                                  ARTICLE III
                                    GENERAL

        A. Personal Representative. When used herein, "Personal Representative" shall mean the person or persons, including any bank or trust company, who shall be the duly appointed qualified and acting executor or executors of the Last Will and Testament of the Employee, or the duly appointed, qualified and acting administrator, administrator with the Will annexed or administrator to collect of the estate of the Employee.

        B. Assignment. The Company may assign in whole or in part to any one or more of its then shareholders its rights under the options referred to in Article II hereof. The Employee may not assign the stock or any of his rights hereunder.

        C. Legend. The certificate representing all of the Shares shall have endorsed across the face or back thereof the following legend:

                The shares of stock represented by this Certificate are subject to the terms and conditions of a certain Agreement dated 4th day of May, 1996, entered into between the Company and the holder of this Certificate, which agreement is on file with the Secretary of the Company.

        D. Successors. The Agreement shall inure to the benefit of the Company, its successors and assigns, and shall be binding upon the Employee, his administrator, executor, personal representative, successors, heirs and assigns.

        E. Modification. No change to or modification of the Agreement shall be valid unless it is in writing and signed by the Company and the Employee.

        F. Severability. The invalidity of any provision of the Agreement shall not in any manner affect the validity of any other provisions hereof and each and every provision of the Agreement shall be enforceable regardless of the invalidity, if any, of any other provision hereof. In the event that it should be finally judicially determined at any time that the Agreement is invalid because of the length of its duration, then, in that event and in that event only, the Agreement shall remain in full force and effect for such period as, in view of all the circumstances, shall be deemed reasonable by the court passing thereon.

        G. Notices. All notices required hereunder shall be in writing and shall be deemed served when delivered personally to the person or entity for whom intended or two days after deposit in the United States mail, certified mail, return receipt requested, addressed to the person or entity for whom intended. The address of the Company shall be its principal place of business, the address of the Employee shall be the last known address of the Employee on the records of the Company, and the address of any other person or entity entitled to notice hereunder shall be the address provided for that person or entity to the Company. The Employee or other person or entity to the Company. The Employee or other person or entity can change his, her, or its address by written notice to the Company.

        H. Controlling Law. The Agreement shall be construed under the laws of the State of Colorado.

        I. Elimination of Fractional Shares. If under any provision of the Agreement which requires a computation of the number of Shares, the number so computed is not a whole number, such number shall be rounded down to the next whole number.

        J. Entire Agreement. The Agreement sets for the entire understanding of the parties and supersedes all prior agreements, arrangements and communications, whether oral or written, pertaining to the Shares.

        IN WITNESS WHEREOF, the Agreement has been executed on and as of the date first written above.

                                           VECTRA BANKING CORPORATION


                                           By: /s/ GARY S. JUDD
                                               ------------------------------
                                               Gary S. Judd, President


                                           EMPLOYEE


                                               /s/ JOSEPH J. WOLF
                                               ------------------------------